FIRST AMENDMENT
                                       TO
                              COMMITMENT AGREEMENT

     THIS  FIRST AMENDMENT TO COMMITMENT AGREEMENT (this "Amendment") is made as
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of  March  27, 2006, between Private Trading Systems, Inc., a Nevada Corporation
(the  "Company") and Terence P. Ramsden ("Ramsden"), an individual, or an entity
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owned  and controlled by Ramsden, as a past and, potentially, future investor in the  Company  (collectively,  the  "Investor").  Capitalized terms not otherwise
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defined  herein shall have the same meaning set forth in that certain Commitment
Agreement  (the  "Agreement")  made as of November 21, 2005, between Company and
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Investor.

                                   BACKGROUND

     The Company and the Investor entered into the Agreement pursuant to which Investor committed to invest funds in the Company provided that the Company met certain milestones.

     Pursuant to Section 7 of the Agreement, the parties desire to amend the Agreement in the manner particularly set forth below.

     For and in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                    AMENDMENT

     1.     CONTINUING EFFECT OF THE AGREEMENT.  Except as expressly provided in
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this  Amendment,  the  Agreement  will  remain  unchanged  and in full force and effect;  provided,  however,  nothing  contained  in the Agreement will have the
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effect  of  preventing  or  limiting,  in  any way, the terms of this Amendment.
Furthermore, if any conflict arises between the terms of this Amendment and the terms of the Agreement, this Amendment will govern as to the conflicting terms.

     2.     AMENDMENT  OF  SECTION  1.     Section  1 of the Agreement is hereby
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deleted  and  replaced  in  its  entirety  by  the  following:

          1. CAPITAL INVESTMENT. Within 90 days of the occurrence of the shares of the Company's common stock being listed on the American Stock Exchange ("AMEX"), the Investor agrees that, upon written notice from the
                 ----
     Company and at the sole discretion of the Company, Investor will deliver US $20,000,000 worth of cash and/or liquid securities, but excluding any
                                                               -------------
     shares  of  Birchington  Investments,  Ltd.  (collectively,  the  "Capital
                                                                        -------
     Investment"), to the Company in exchange for shares of the Company's common
     ----------
     stock  (the  "Stock")  in number equal to the quotient obtained by dividing
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     the  aggregate  value of the Capital Investment actually contributed to the
     Company by the fair market value of the Company's common stock as listed on AMEX. The fair market value will be determined by determining the average closing price of the Company's common stock on AMEX for the five consecutive trading days preceding the date on which the Capital Investment is due to the Company.

     3.     BINDING  NATURE  OF AMENDMENT; TRANSFER OF INTEREST.  This Amendment
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shall  be  binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns, except that Investor shall not assign, grant a security interest in, or otherwise transfer its rights under this Amendment without the consent of the Company, and any attempted transfer or grant without such consent shall be void and of no force or effect.

     4.     EXECUTION  IN  COUNTERPARTS.  This  Amendment may be executed in any
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number  of  counterparts,  each  of  which  shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. Any photographic or xerographic copy of this Amendment, with all signatures reproduced on one or more sets of signature pages, shall be considered for all purposes as if it were an executed counterpart of this Amendment. Signatures may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

     5.     PROVISIONS  SEVERABLE.  The  provisions  of  this  Amendment  are
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independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part. Further, if a court of competent jurisdiction determines that any provision of this Amendment is invalid or unenforceable as written, such court may interpret, construe, rewrite or revise such provision, to the fullest extent allowed by law, so as to make it valid and enforceable consistent with the intent of the parties.

     6.     CONSTRUCTION.  Each  party  hereto  acknowledges  that  it  was
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represented  by legal counsel (or had the opportunity to be represented by legal counsel but chose not to be represented) in connection with this Amendment and that such party and his, her or its counsel have reviewed and revised this Amendment, or have had an opportunity to do so but chose not to do so, and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Amendment or any amendments or any Exhibits or Schedules hereto or thereto.

                           (signature page to follow)


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
     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first above written.



     PRIVATE TRADING SYSTEMS, INC.                 TERENCE  P.  RAMSDEN


     /s/ C. Austin Burrell                         /s/ Terene P. Ramsden
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     C.  Austin  Burrell
     Chief  Executive  Officer







           [SIGNATURE PAGE TO FIRST AMENDMENT TO COMMITMENT AGREEMENT]


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